                                                                  Exhibit 10.106

                                                                  EXECUTION COPY

THIS DOCUMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS, ONE OF WHICH HAS BEEN MARKED "THE LESSOR'S COPY" AND ONE OR MORE OF WHICH HAVE BEEN MARKED "THE LESSEE'S COPY" OR "COPY." TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN THE COUNTERPART MARKED "THE LESSOR'S COPY."



                                 LEASE AGREEMENT


                            dated as of June 23, 2000


                                     between


                             MIDWEST GENERATION, LLC

                                 as the Lessee,


                                       and


                                  EME/CDL TRUST

                                  as the Lessor

                                    CONTENTS

                                                                                      Page
                                                                                      ----
SECTION 1.     DEFINITIONS...............................................................1

SECTION 2.     LEASE OF EQUIPMENT........................................................1

SECTION 3.     LEASE TERM................................................................1

SECTION 4.     RENTS.....................................................................2
               4.1    Rent Payments......................................................2
               4.2    Place and Manner of Payment........................................2
               4.3    Net Lease..........................................................3

SECTION 5.     REPRESENTATIONS AND WARRANTIES............................................4
               5.1    Disclaimer of Warranties...........................................4
               5.2    Assignment of Warranties...........................................4

SECTION 6.     LIENS.....................................................................4

SECTION 7.     USE AND MAINTENANCE OF EQUIPMENT..........................................5
               7.1    Possession and Use of Equipment; Compliance with Laws..............5
               7.2    Maintenance........................................................5
               7.3    Removal of Components..............................................5

SECTION 8.     MODIFICATIONS AND IMPROVEMENTS............................................6

SECTION 9.     RIGHT TO SUBLEASE.........................................................6

SECTION 10.    INSPECTION AND RIGHT TO ENTER.............................................7
               10.1   ...................................................................7
               10.2   ...................................................................7

SECTION 11.    EVENTS OF LOSS; INSURANCE.................................................7
               11.1   Risk of Loss.......................................................7
               11.2   Insurance..........................................................7

SECTION 12.    LEASE TERMINATION.........................................................8
               12.1   Early Termination..................................................8


                                       i

                                                                                      Page
                                                                                      ----
               12.2   Renewal Lease Terms................................................8
               12.3   Lessee Purchase Option.............................................8
               12.4   Sale Option........................................................9
               12.5   Sale Option Procedures.............................................9
               12.6  Reconveyance; Release of Lien of the Lessor........................11

SECTION 13.    REDELIVERY OF EQUIPMENT..................................................11

SECTION 14.    EVENTS OF DEFAULT........................................................12
               14.1   Payment Default...................................................12
               14.2   Misrepresentation.................................................12
               14.3   Covenant Defaults.................................................12
               14.4   Bankruptcy, etc...................................................12
               14.5   ERISA.............................................................13
               14.6   Cross-Defaults....................................................13
               14.7   Judgments.........................................................13

SECTION 15.    REMEDIES.................................................................14
               15.1   Payment of Termination Value; Assumption Option...................14
               15.2   Lease Remedies....................................................14
               15.3   Lessor's Right to Perform Obligations.............................15
               15.4   Limitation on Liability for Rent..................................15
               15.5   Assumption Option.................................................15

SECTION 16.    ASSIGNMENT OF LEASE......................................................15

SECTION 17.    OWNERSHIP AND GRANT OF SECURITY INTEREST.................................16

SECTION 18.    MISCELLANEOUS............................................................16
               18.1   Applicable Law....................................................16
               18.2   Quiet Enjoyment...................................................16
               18.3   Notices...........................................................16
               18.4   Counterparts......................................................16
               18.5   Severability......................................................17
               18.6   Successors and Assigns............................................17
               18.7   Third-Party Beneficiaries.........................................17
               18.8   Jury Trial........................................................17
               18.9   Headings; Table of Contents.......................................17


                                       ii

                                                                                      Page
                                                                                      ----
               18.10  Schedules and Exhibits............................................17
               18.11  No Joint Venture..................................................17
               18.12  References to Sections, Exhibits and Schedules....................18
               18.13  Limitations of Liability of Trustee...............................18

SCHEDULE 1.............................................................................S-1

SCHEDULE 2.............................................................................S-2

SCHEDULE 3 ............................................................................S-3

SCHEDULE 4.............................................................................S-4

        LEASE AGREEMENT (this "LEASE") dated as of June 23, 2000 between MIDWEST GENERATION, LLC, a Delaware limited liability company, as the lessee hereunder (the "LESSEE") and EME/CDL TRUST, a statutory business trust created under the laws of the State of Delaware, as the lessor hereunder (the "LESSOR").


                                    RECITALS

        A. On the Closing Date, the Lessee wishes the Lessor to acquire the Leased Equipment and to lease it to the Lessee on the terms and conditions set forth in the Participation Agreement (as amended, supplemented or otherwise modified from time to time, the "PARTICIPATION AGREEMENT"), dated as of the date hereof, among the Lessee, the Lessor, the Guarantor, the Noteholders, the Investors, the Trustee, the Agent and the Collateral Agent and the other Basic Documents.

        B. Pursuant to the terms and conditions set forth herein and in the Participation Agreement, on the Closing Date, the Lessee will transfer to the Lessor, and the Lessor will purchase and receive from the Lessee, all of the Lessee's right, title and interest in and to the Leased Equipment and the Lessor shall simultaneously lease the Leased Equipment to the Lessee and the Lessee will lease the Leased Equipment from the Lessor, pursuant to this Lease.

        C. To secure the Lessee's obligations under this Lease and the other Basic Documents, the Lessee will grant to the Lessor a security interest in the Lessee Collateral.

        NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

        Capitalized terms used but not defined herein shall have the meanings set forth in Appendix 1 to the Participation Agreement.

SECTION 2. LEASE OF EQUIPMENT.

        Subject to satisfaction of the conditions set forth in SECTION 5 of the Participation Agreement, on the Closing Date the Lessor shall lease to the Lessee, and the Lessee shall accept under an Acceptance Certificate and lease from the Lessor the Leased


                                LEASE AGREEMENT

Equipment to be financed under the Participation Agreement and the other Basic Documents.

SECTION 3. LEASE TERM.

        Unless earlier terminated, the term of this Lease (the "LEASE TERM") shall commence on (and include) the Closing Date and end on (but exclude) the Lease Expiration Date.

SECTION 4. RENTS.

        4.1 RENT PAYMENTS.

               (a) BASIC RENT. During the Lease Term, the Lessee shall pay the Basic Rent to the Lessor on each Rent Payment Date, on the date required under
SECTION 12.6(a) in connection with the Lessee's exercise of the Sale Option and on any date on which this Lease shall terminate with respect to the Leased Equipment; PROVIDED, HOWEVER, that (i) the amount of Basic Rent payable on the first Rent Payment Date following the Closing Date will be reduced by one thousand Dollars ($1,000), which amount will be capitalized into the Certificates, raising the aggregate Investor Amount by such amount; (ii) the amount of Basic Rent payable on the second Rent Payment Date following the Closing Date will be increased by one thousand Dollars ($1,000), which amount will be applied ratably to the Investors to reduce the aggregate Investor Amount; (iii) the amount of Basic Rent payable on the third Rent Payment Date following the Closing Date will be reduced by one thousand Dollars ($1,000), which amount will be capitalized into the Certificates, raising the aggregate Investor Amount by such amount; and (iv) the amount of Basic Rent payable on the fourth Rent Payment Date following the Closing Date will be increased by one thousand Dollars ($1,000), which amount will be applied ratably to the Investors to reduce the aggregate Investor Amount.

               (b) SUPPLEMENTAL RENT. The Lessee shall pay to the Lessor any and all Supplemental Rent on the date on which the same shall become due and payable and if the Lessee fails to pay any Supplemental Rent on the date when due, and such failure shall continue beyond the cure period provided in SECTION 14.1(c), the Lessor shall have the same rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by

Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lease Term and/or the Lessee's obligation to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when the same shall be due and payable, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

        4.2 PLACE AND MANNER OF PAYMENT.

               (a) Each payment of Rent payable by the Lessee to the Lessor under this Lease or any other Basic Document shall be made by the Lessee to the Collateral Agent as assignee of the Lessor under the Assignment Agreement (or, following the termination of the Assignment Agreement in accordance with SECTION
8.11 thereof, to the Lessor) in immediately available funds consisting of Dollars on the date when such payment shall be due by wire transfer to the Lessor Account or such other account or accounts at such bank or banks or to such other Person or in such other manner as the Lessor shall from time to time direct.

               (b) Neither the Lessee's inability or failure to take possession of all, or any portion, of the Leased Equipment when delivered by the Lessor, nor the Lessor's inability or failure to deliver all or any portion of the Leased Equipment to the Lessee, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent in accordance with the terms of this Lease.

               (c) Rent shall be paid absolutely net to each Person entitled thereto, so that this Lease shall yield to such Person the full amount thereof, without setoff, deduction or reduction.

        4.3 NET LEASE. THIS LEASE IS A NET LEASE AND THE LESSEE'S
OBLIGATION TO PAY ALL BASIC RENT AND SUPPLEMENTAL RENT SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ANY AND ALL

CIRCUMSTANCES AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OR REDUCTION OF RENT OR ANY SETOFF AGAINST RENT, INDEMNITY OR OTHER AMOUNT, WHETHER ARISING BY REASON OF ANY PAST, PRESENT OR FUTURE CLAIMS OF ANY NATURE BY THE LESSEE AGAINST THE LESSOR OR ANY NOTEHOLDER, OR OTHERWISE. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of the Lessee be otherwise affected: (a) by reason of any defect in, damage to, or loss of possession or use, obsolescence or destruction, of any or all of the Leased Equipment, however caused; (b) by the taking or requisitioning of any or all of the Leased Equipment by condemnation or otherwise; (c) by the invalidity or unenforceability or lack of due authorization by the Lessor, any Noteholder, any Investor or the Lessee or other infirmity of this Lease or any other Basic Document; (d) by the attachment of any Lien of any third party to any or all of the Leased Equipment; (e) by any prohibition or restriction of or interference with the Lessee's use of any or all of the Leased Equipment by any Person; (f) by the insolvency of or the commencement by or against the Lessor or any Participant of any bankruptcy, reorganization or similar proceeding; or (g) by any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties that all Rent payable by the Lessee hereunder shall be payable in all events in the manner and at the times herein provided unless the Lessee's obligations in respect thereof shall have been terminated or modified pursuant to the express provisions of this Lease. To the extent permitted by Applicable Law, the Lessee hereby waives any and all rights which it may now have or which may at any time be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease, in whole or in part, except strictly in accordance with the express terms hereof. Each Rent payment, indemnity or other payment made by the Lessee hereunder shall be final, and the Lessee shall not seek to recover all or any part of such payment from the Lessor except as expressly provided in this Lease. Without affecting the Lessee's obligation to pay Rent and any other amounts hereunder, the Lessee may seek damages for a breach by the Lessor or any Investor of its respective obligations under this Lease or any of the other Basic Documents. The Lessor shall be under no obligation to marshal any assets in favor of the Lessee or against or in payment of any or all Rent.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

        5.1 DISCLAIMER OF WARRANTIES. THE LESSEE ACKNOWLEDGES AND AGREES THAT (a) THE LEASED EQUIPMENT IS OF A SIZE, DESIGN,

CAPACITY AND MANUFACTURE SELECTED BY THE LESSEE, (b) THE LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES, (c) THE LESSOR IS NOT A MANUFACTURER THEREOF OR A DEALER IN OR VENDOR OF PROPERTY OF SUCH KIND, AND
(d) NEITHER THE LESSOR, ANY INVESTOR, ANY NOTEHOLDER, THE AGENT NOR THE TRUSTEE HAS MADE, OR DOES OR WILL MAKE, (i) ANY REPRESENTATION OR WARRANTY OR COVENANT WITH RESPECT TO THE TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, DESCRIPTION, DURABILITY OR SUITABILITY OF ANY OR ALL OF THE LEASED EQUIPMENT IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF THE LESSEE, OR (ii) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OR ALL OF THE LEASED EQUIPMENT, IT BEING AGREED THAT, EXCEPT AS SPECIFIED HEREIN OR IN THE OTHER BASIC DOCUMENTS, ALL RISKS ASSOCIATED WITH THE LEASED EQUIPMENT, AS BETWEEN THE LESSOR, THE INVESTORS, THE NOTEHOLDERS, THE AGENT NOR THE TRUSTEE ON THE ONE HAND, AND THE LESSEE, ON THE OTHER HAND, SHALL BE BORNE BY THE LESSEE.

        5.2 ASSIGNMENT OF WARRANTIES . The Lessor assigns to the Lessee, to the extent assignable, all of its right, title and interest, if any, in any warranties, covenants and representations of any manufacturer or vendor of the Leased Equipment or any component thereof.

SECTION 6. LIENS.

        The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to the Leased Equipment or any part thereof, or its leasehold interest hereunder or any of the Lessor's, any Investor's or any Noteholder's interests hereunder or in any other Lessee Collateral.

SECTION 7. USE AND MAINTENANCE OF EQUIPMENT.

        7.1 POSSESSION AND USE OF EQUIPMENT; COMPLIANCE WITH LAWS. The
Lessee shall use and operate the Leased Equipment in compliance with any and all Applicable Law, except to the extent the failure so to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Lessee or the Lessor, and PROVIDED THAT the Lessee may at its own expense, in good faith, contest the validity or application of any such Applicable Law pursuant to a Permitted Contest and continue to use and operate the Leased Equipment during such contest. The Lessee shall procure and maintain in effect all Permits, except to the extent the failure to procure and maintain any such Permit could not reasonably be expected to have a Material Adverse Effect with respect to the Lessee or the Lessor. The Leased Equipment will at all times be and remain in the possession and control of the Lessee, subject to SECTION 7.3 and SECTION
9.

        7.2 MAINTENANCE.

               (a) At all times during the term of this Lease, the Lessee shall, at its own cost and expense, keep, repair, maintain and preserve the Leased Equipment (i) in good condition (ordinary wear and tear excepted), repair and working order, without discrimination as compared to other assets of a similar type owned or operated by the Lessee or any of its Affiliates, (ii) in any event in accordance with Prudent Industry Practice, (iii) in accordance with all insurance policies required to be maintained by the Lessee under this Lease and
(iv) in compliance in all material respects with Applicable Law, including, without limitation, all applicable Environmental Laws.

               (b) At all times during the Lease Term, the Lessee shall, as is necessary in the Lessee's own reasonable judgment for the Leased Equipment to be operated in accordance with this Lease and at its own cost and expense, cause all repairs, renewals, replacements and improvements to the Leased Equipment to be made.

        7.3 REMOVAL OF COMPONENTS. In the ordinary course of maintaining, servicing, repairing or testing the Leased Equipment, or any component thereof, the Lessee shall have the right, at its own cost and expense, to remove or cause to be removed any component of such Leased Equipment; PROVIDED, HOWEVER, that
(i) the Lessee shall cause any such component to be replaced by a replacement component, (ii) the Lessee shall cause such replacement component to be free and clear of all Liens (other than Permitted Liens) and (iii) the use of such replacement component as part of the Leased Equipment shall not, other than in an immaterial respect, diminish the residual value, utility or remaining useful life of such Leased Equipment; PROVIDED, FURTHER, that the Lessee shall not be required to replace a particular component in accordance with this SECTION 7.3 if such component is obsolete and its removal without replacement would not reasonably be expected to diminish, other than in an immaterial respect, the residual value, utility or remaining useful life of the Leased Equipment.

SECTION 8. MODIFICATIONS AND IMPROVEMENTS

        If the Leased Equipment or any individual component thereof is required to be altered, added to, replaced or modified in order to comply with (a) any Applicable Law, (b) any insurance policies required to be maintained by the Lessee under this Lease or (c) to meet the requirements of any Return Acceptance Conditions (collectively, "REQUIRED IMPROVEMENTS"), the Lessee agrees to make, or cause to be made, such Required Improvement at its own expense. The Lessee shall have the right, but no obligation, without the consent of any Lease Financing Party, to make any modification, alteration, addition or improvement to the Leased Equipment (together with Required Improvements, the "IMPROVEMENTS"), if such action could not reasonably be expected to diminish, other than in an immaterial respect, the residual value, utility or remaining useful life of the Leased Equipment. If any Improvement that is not a Required Improvement is readily removable without impairing, other than in an immaterial respect, the value, use or remaining useful life which the Leased Equipment would have had at such time if such Improvement had not occurred (such Improvement, a "SEVERABLE IMPROVEMENT"), any such Severable Improvement shall be, and shall remain, the property of the Lessee. To the extent such Improvement is not a Severable Improvement, or is a Required Improvement, the same shall immediately and automatically be and become the property of the Lessor, and subject to the terms of this Lease. Any Required Improvements and non-Severable Improvements shall be considered in each case accessions to the Leased Equipment, and record title thereto or security interest therein shall be immediately and automatically vested in the Lessor.

SECTION 9. RIGHT TO SUBLEASE.

        The Lessee shall not, without the prior written consent of the Lessor, assign, transfer or sublease all or any portion of its rights under this Lease, except as set forth in this SECTION 9. The Lessee shall have the right to sublease all or a portion of the Leased Equipment, without the consent of the Lessor or any other Lease Financing Party, upon at least ten (10) Business Days' advance written notice to the Lessor, to any Affiliate of the Lessee; PROVIDED, HOWEVER that (i) all obligations of such Affiliate under such sublease shall be unconditionally guaranteed by the Guarantor pursuant to a guarantee agreement, executed and delivered to the Lessor prior to the effective date of the such sublease, containing substantially the same provisions as the Guaranty, (ii) any sublease shall expressly provide for the immediate surrender of the Leased Equipment to the Lessor after notice from the Lessor to such sublessee of the occurrence of a Lease Event of Default and a request for such surrender and
(iii) any such sublease shall expressly provide for automatic termination at or prior to the earlier of (a) the Lease Expiration Date and (b) the occurrence of a Lease Event of Default.

SECTION 10. INSPECTION AND RIGHT TO ENTER

        10.1 INSPECTION. Upon at least 5 days' written notice by the Lessor, the Required Noteholders or the Required Investors and at the expense of such Person giving notice, the Lessee shall make the Leased Equipment available to the Lessor or any agent or agents appointed by the Required Noteholders or the Required Investors for inspection at reasonable times and under conditions reasonably acceptable to the Lessee (including, but not limited to, the execution and delivery, by such Persons to the Lessee, of appropriate confidentiality agreements and adherence to the Lessee's safety procedures at the site upon which such Leased Equipment is located).

        10.2 RIGHT TO ENTER. Upon a Lease Event of Default and the exercise of remedies pursuant to SECTION 15.2, the Lessor shall have the right to enter, at reasonable times and upon reasonable notice, upon the site on which the Leased Equipment subject to reposession is located for the purpose of repossessing such Leased Equipment. The Lessor shall be liable for any and all damage to the Lessee's property caused by the repossession of the Leased Equipment pursuant to the preceding sentence.

SECTION 11. EVENTS OF LOSS; INSURANCE.

        11.1 RISK OF LOSS.

               (a) If an Event of Loss occurs with respect to the Leased Equipment, the Lessee shall, on a Rent Payment Date occurring not later than ninety (90) days following the Lessee's knowledge of such Event of Loss, but in no event later than the Final Maturity Date, either (i) pay to the Lessor an amount equal to the Termination Value determined as of such Termination Date or
(ii) assume the Tranche A Notes and repay the Tranche B Notes and the Certificates pursuant to SECTION 15.5.

               (b) If the Leased Equipment suffers any loss, damage, seizure, condemnation, confiscation or taking that is not an Event of Loss, the Lessee shall repair the Leased Equipment, or shall replace a component of such Leased Equipment, as applicable, in compliance with the standards set forth in SECTION 7.3.

               (c) All proceeds (including insurance proceeds) payable by a third-party to the Lessee or the Lessor in respect of an Event of Loss, or any other loss, damage, seizure, condemnation, confiscation or taking set forth in
SECTION 11.1(b), shall be paid to the Lessee, unless a Lease Event of Default shall have occurred and be continuing, in which case such amounts shall be paid to the Collateral Agent for application in accordance with SECTION 3.10(d) of the Participation Agreement.


        11.2 INSURANCE. So long as the Holdings Credit Agreement remains in full force and effect, the Lessee shall maintain insurance with respect to the Leased Equipment throughout the Lease Term as set forth in SECTION 8.1.5 of the Holdings Credit Agreement; thereafter, the Lessee shall be required to maintain insurance with respect to the Leased Equipment throughout the Lease Term as set forth on SCHEDULE 2 hereto.

SECTION 12. LEASE TERMINATION.

        12.1 EARLY TERMINATION. At any time from and after the Closing Date and prior to the Final Maturity Date, the Lessee may, at its sole discretion and option, upon at least 30 days' advance written notice to the Lessor, terminate this Lease on any Rent Payment Date by either (i) paying to the Lessor the Termination Value determined as of such Rent Payment Date or (ii) assuming all of the Lessor's obligations under the Tranche A Notes and repaying the Tranche B Notes and the Certificates pursuant to SECTION 15.5. Upon payment of the Termination Value by the Lessee or assumption of the Lessor's obligations under the Tranche A Notes and repayment of the Tranche B Notes and the Certificates in accordance with the provisions of the preceding sentence, the Lessor shall transfer to the Lessee all the Lessor's right, title and interest in and to the Leased Equipment (without representations or warranties, except that the Leased Equipment is free and clear of Lessor Liens) and shall execute and deliver to the Lessee such documents as may be reasonably required to release the Leased Equipment from the terms and scope of this Lease in such form as may be reasonably requested by the Lessee.

        12.2 RENEWAL LEASE TERMS. The Lessee may renew this Lease subject to, and in accordance with, the terms and conditions of SECTION 7.1 of the Participation Agreement. In the event that the Lessee shall have elected not to renew this Lease in accordance with such terms and conditions, the Lessee shall, not less than 270 days prior to the Lease Expiration Date (the "PURCHASE DECISION DATE"), notify the Lessor of the Lessee's intention either (i) to exercise the Lessee Purchase Option (as defined below) in respect of one or more Categories of Leased Equipment and/or (ii) to exercise the Sale Option (as defined below) in respect of one or more Categories of Leased Equipment; PROVIDED, HOWEVER, that if the Lessee does not elect the Lessee Purchase Option in respect of one or more Categories of Leased Equipment or the Sale Option in respect of one or more Categories of Leased Equipment on, or prior to, the Purchase Decision Date, the Lessee shall be deemed to have elected to exercise the Lessee Purchase Option in respect of such Category or Categories of Leased Equipment.

        12.3 LESSEE PURCHASE OPTION. If the Lessee has elected (or is deemed to have elected) to exercise the Lessee Purchase Option in respect of one or more Categories of Leased Equipment, and provided that no Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right to purchase on the Final Maturity Date such Categories of Leased Equipment (the "LESSEE PURCHASE OPTION"). If the Lessee exercises the Lessee Purchase Option in respect of any Category of Leased Equipment, the Lessee shall pay on the Final Maturity Date, in immediately available funds, the aggregate purchase price applicable to each such Category of Leased Equipment as set forth on SCHEDULE 4 hereto (the "LESSEE PURCHASE FIXED PRICE") to the Lessor. Upon payment of the Lessee Purchase Fixed Price by the Lessee, the Lessor shall transfer to the Lessee all the Lessor's right, title and interest in and to the Leased Equipment purchased by Lessee pursuant to this SECTION 12.3 (without representations or warranties, except that such Category of Leased Equipment is free and clear of Lessor Liens) and shall execute and deliver to the Lessee such documents as may be reasonably required to release such Category of Leased Equipment from the terms and scope of this Lease in such form as may be reasonably requested by the Lessee. To the extent the Lessee elects to exercise the Lessee Purchase Option with respect to some, but not all of the Categories of Leased Equipment, the Leased Equipment not purchased by the Lessee shall be subject to the Sale Option as set forth in SECTION 12.4.

        12.4 SALE OPTION. In the event that the Lessee elects neither to enter into a Renewal Lease, nor to exercise the Lessee Purchase Option with respect to all of the Leased Equipment, the Lessee may provide notice to the Lessor on, or prior to, the Purchase Decision Date, that it will cause the Leased Equipment, or such Categories of Leased Equipment not subject to the Lessee Purchase Option, as the case may be, to be sold on the Final Maturity Date in an auction (the "AUCTION") to a purchaser or purchasers not affiliated in any way with the Lessee (the "SALE OPTION").

        12.5 SALE OPTION PROCEDURES.

               (a) If the Lessee elects to exercise the Sale Option in respect of one or more Categories of Leased Equipment in accordance with SECTION 12.4, the Lessee shall act as the Lessor's non-exclusive agent and shall use commercially reasonable efforts to obtain the highest available cash purchase price for any such Category of Leased Equipment and, in the event that the Lessee receives any bid for any such Category of Leased Equipment, the Lessee shall, within five (5) Business Days after receipt thereof and at least sixty
(60) days before the Final Maturity Date, notify the Lessor in writing of the amount and terms of such bid or bids, and the name and address of the bidding party or parties (who shall not be the Lessee or any Affiliate of the Lessee or any Person with whom the Lessee has an understanding or arrangement regarding the future use of such Category of Leased Equipment by the Lessee or any Affiliate of the Lessee). The Lessor may reject any and all bids and may assume responsibility for obtaining bids by giving the Lessee written notice to that effect; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Lessor may not reject a bid if (i) such bid, together with the Residual Deficiency Payment for such Category or Categories of Leased Equipment, is greater than or equal to the Lessee Purchase Fixed Price for such Category or Categories of Leased Equipment and (ii) such bid is a bona fide offer from a third party purchaser.

               (b) Neither the Lessor nor any Participant shall have any responsibility for procuring any purchaser; if, however, the Lessor, at the direction of the Required Investors or Required Noteholders, undertakes any sales efforts, the Lessee shall promptly reimburse the Lessor for any reasonable charges, costs and expenses incurred in such effort, including any reasonable allocated time charges, costs and expenses of internal counsel or other attorneys' fees. Further, all reasonable costs related to any sale and delivery pursuant to the exercise of the Sale Option, including the reasonable cost of sale agents, removal of any such Category of Leased Equipment, delivery of documents and such Category of Leased Equipment, certification and testing of such Category of Leased Equipment in any reasonable location chosen by the buyer or prospective buyer, all reasonable costs associated with any repairs, modifications or improvements desired by the purchaser or prospective purchaser, reasonable legal costs, costs of notices, any reasonable advertisement or other similar costs shall be borne entirely by the Lessee.

               (c) Prior to the exercise of the Sale Option in respect of one or more Categories of Leased Equipment, and on the Final Maturity Date, the Lessee shall ensure that such Category or Categories of Leased Equipment (i) are in the condition required to satisfy the Return Acceptance Conditions and (ii) are free and clear of all Liens except Lessor Liens.

               (d) Notwithstanding anything contained in this SECTION 12.5 to the contrary, if the Lessee elects to exercise its Sale Option in respect of one or more Categories of Leased Equipment, any Investor shall have the option (the "INVESTOR PURCHASE OPTION") to purchase one or more of such Categories of Leased Equipment for the aggregate purchase price applicable to each such Category of Leased Equipment as set forth on SCHEDULE 4 hereto (the "INVESTOR PURCHASE PRICE"), PROVIDED THAT such Investor shall, not less than 240 days prior to the Final Maturity Date, have paid in immediately available funds to the Lessor an amount equal to the Investor Purchase Price.

               (e) In the event that the Lessee has elected to exercise the Sale Option in respect of one or more Categories of Leased Equipment and, at least five (5) days prior to the Final Maturity Date, the sale of any such Category of Leased Equipment has not been consummated, (i) at the sole option and discretion of the Lessor, either (y) the Lessor shall retain all of its right, title and interest in and to such Category of Leased Equipment or (z) such Category of Leased Equipment shall be deemed to have been sold to the Lessee for one (1) Dollar and (ii) the Lessee shall, in either case, on or prior to the Final Maturity Date, pay to the Lessor, in immediately available funds, the Maximum Deficiency Amount for such Category of Leased Equipment. If any Category of Leased Equipment is deemed to be sold to the Lessee and, upon payment of the Maximum Deficiency Amount for such Category of Leased Equipment by the Lessee, in accordance with the provisions of the preceding sentence, the Lessor shall transfer to the Lessee all the Lessor's right, title and interest in and to such Category of Leased Equipment (without representations or warranties, except that such Category of Leased Equipment is free and clear of the Lessor Liens) and shall execute and deliver to the Lessee such documents as may be reasonably required to release such Category of Leased Equipment from the terms and scope of this Lease in such form as may be reasonably requested by the Lessee. If the Lessor elects to retain title to any Category of Leased Equipment, the Lessee shall, on the Final Maturity Date, (i) return such Category of Leased Equipment (together with all Required Improvements and each Improvement that is not a Severable Improvement made to such Category of Leased Equipment) to the Lessor free and clear of all Liens other than Lessor Liens and in the condition required to satisfy the Return Acceptance Conditions, as determined by an independent engineer retained by the Lessor and acceptable to the Required

Participants and (ii) at the Lessor's request, sell to the Lessor each Severable Improvement made to such Category of Leased Equipment at the then Fair Market Value, determined, if necessary, by an independent appraiser. If the condition of such Category of Leased Equipment does not meet the Return Acceptance Conditions, the Lessee shall have the option of making the repairs, performing such maintenance, or paying to the Lessor on the Final Maturity Date the amount required for a third party to make such repairs or perform such maintenance, as is required to cause the condition of such Category of Leased Equipment to satisfy the Return Acceptance Conditions.

        12.6 RECONVEYANCE; RELEASE OF LIEN OF THE LESSOR.

               (a) In the event that any Category of Leased Equipment is sold to a purchaser at an Auction (an "AUCTION PURCHASER") or purchased by an Investor (in either case, the purchaser shall be the "OWNER"), (i) the Lessor shall transfer to the Owner all the Lessor's right, title and interest in and to such Category of Leased Equipment (without representations or warranties, except that such Category of Leased Equipment is free and clear of Lessor Liens) and shall execute and deliver to the Owner such documents as may be reasonably required to release such Category of Leased Equipment from the terms and scope of this Lease in such form as may be reasonably requested by the Owner, (ii) the Lessee shall sell to the Owner, at the Owner's option and request and at the then Fair Market Value, each Severable Improvement made to such Category of Leased Equipment and
(iii) in the case of a sale to the Auction Purchaser, the Lessee shall, no less than five (5) days prior to the Lease Expiration Date, pay, or cause to be paid, in immediately available funds to the Lessor (y) the sale price at Auction for such Category of Leased Equipment (the "AUCTION SALE PRICE") and (z) the difference, if any, between the Lessee Purchase Fixed Price in respect of such Category of Leased Equipment and the Auction Sale Price for such Category of Leased Equipment (the "RESIDUAL DEFICIENCY PAYMENT"); PROVIDED, HOWEVER, that the Residual Deficiency Payment for such Category of Leased Equipment shall, in no event, exceed the Maximum Deficiency Amount for such Category of Leased Equipment.

               (b) In the event that any Category of Leased Equipment is retained by the Lessor in accordance with SECTION 12.5(e)(i)(y), the Lessee shall sell to the Lessor at the end of the Lease Term, at the Lessor's option and request and at the then Fair Market Value, each Severable Improvement made to such Category of Leased Equipment.

SECTION 13. REDELIVERY OF EQUIPMENT.

        Upon a Lease Event of Default or as otherwise required pursuant to the Basic Documents, the Lessee shall, upon demand of the Lessor, at the Lessee's expense, forthwith dismantle and deliver the Leased Equipment to the Lessor to a location designated by the Lessor, together with a copy of an inventory list of the Leased Equipment, all then current plans, specifications and operating, maintenance and repair manuals relating to the Leased Equipment that have been received or prepared by the Lessee, appropriately protected and in the condition required by SECTION 7.2. This SECTION 13 shall survive termination of this Lease.

SECTION 14. EVENTS OF DEFAULT.

The following shall constitute events of default (each, a "LEASE EVENT OF DEFAULT") hereunder:

        14.1 PAYMENT DEFAULT. (a) Any payment of Basic Rent shall not have been paid within five (5) Business Days of the applicable Rent Payment Date, (b) the Residual Deficiency Payment shall not have been paid when due or (c) any other amount due and payable under this Lease or the Basic Documents, including Supplemental Rent, shall not have been paid within five (5) Business Days of its respective due date.

        14.2 MISREPRESENTATION. Any representation or warranty of the Lessee or Guarantor contained herein or in any other Basic Document is incorrect, incomplete or misleading in any material respect when made, deemed made or reaffirmed, as the case may be.

        14.3 COVENANT DEFAULTS. The Lessee or Guarantor defaults in any material respect in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed hereunder or under any other Basic Document (and not constituting a Lease Event of Default under any other clause of this SECTION 14), and such default continues unremedied for a period of thirty (30) days after written notice thereof by the Lessor to the Lessee or Guarantor, as the case may be.

        14.4 BANKRUPTCY, ETC.

                 (a) The Lessee or the Guarantor shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of creditors; or

                 (b) An involuntary case or other proceeding shall be commenced against the Lessee or Guarantor seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or
(ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property, or
(iii) the winding-up or liquidation of the Lessee or Guarantor, as the case may be, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days.

        14.5 ERISA. Any one or more of the following shall occur and the liability of the Guarantor and its Subsidiaries on a consolidated basis shall exceed, individually or in the aggregate, $10,000,000: (a) a contribution failure occurs with respect to any Plan (other than a Multiemployer Plan) sufficient to give rise to a lien under Section 302(f) of ERISA or Section 412(n) of the Code with respect to any Plan (other than a Multiemployer Plan) as to which the Guarantor or any ERISA Affiliate to the Guarantor may have any liability, (b) there shall exist an unfunded current liability (as defined in 302(d)(8) of the Code) with respect to any Plan, (c) steps are undertaken to terminate any Plan, (d) any Reportable Event occurs with respect to a Plan for which notice to the PBGC has not been waived, (e) any action is taken with respect to a Plan which could result in the requirement that the Guarantor or any ERISA Affiliate to the Guarantor furnish a bond or other security to the PBGC or such Plan, (f) the occurrence of any event which could cause the Guarantor or any ERISA Affiliate to the Guarantor to incur any liability, fine or penalty with respect to any Plan or any increase in liability with respect to any Plan, or (g) the occurrence of any event that could result in any increase in the liability (or contingent liability) of the Guarantor or any ERISA Affiliate to the Guarantor with respect to post-retirement benefits under any Welfare Plan.

        14.6 CROSS-DEFAULTS. The Guarantor fails to pay any amount of principal of or premium or interest on any outstanding Indebtedness of the Guarantor having a principal amount individually or in the aggregate of at least $100,000,000, when the same becomes due and payable (whether by scheduled maturity, acceleration, required prepayment, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any outstanding Indebtedness of the Guarantor having a principal amount individually or in the aggregate of at least $100,000,000, or any other event or default exists after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to permit the acceleration of the maturity of such Indebtedness; or at least $100,000,000 in the aggregate of Indebtedness of the Guarantor shall be accelerated or shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

        14.7 JUDGMENTS. A final judgment or judgments shall be rendered by a court or courts for the payment of money in excess of $100,000,000 in the aggregate against the Guarantor and the same is not discharged (or provision is not made for such discharge to the satisfaction of the Lessor and the Required Noteholders), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Guarantor shall not, within said period of 30 days, or such longer period during which execution of the same is stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

SECTION 15. REMEDIES.

        15.1 PAYMENT OF TERMINATION VALUE; ASSUMPTION OPTION.

               If a Lease Event of Default shall have occurred and be continuing, the Lessor shall have the right, at its own election, to demand that the Lessee pay to the Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under SECTION 6 of the Participation Agreement and other amounts payable by Lessee under SECTION 20 of the Participation Agreement, and in lieu of all damages beyond the date of such demand, the sum of (a) all amounts owing in respect of Rent theretofore accruing under this Lease, subject in all respects to SECTION 15.4 PLUS (b) the Termination Value; PROVIDED, HOWEVER, that the Lessee may, at its election, assume all of the Lessor's obligations under the Tranche A Notes and repay the Tranche B Notes and the Certificates pursuant to SECTION 15.5 in lieu of paying Termination Value pursuant to CLAUSE (b). Upon payment by the Lessee of the amounts specified pursuant to the first sentence of this SECTION 15.1 (and the fulfillment of the requirements of SECTION 15.5 if the Lessee chooses the Assumption Option), the Lessor shall transfer to the Lessee all the Lessor's right, title and interest in and to the Leased
Equipment (without representations or warranties, except that the Leased Equipment is free and clear of Lessor Liens) and shall execute and deliver to the Lessee such documents as may be reasonably required to release the Leased Equipment from the terms and scope of this Lease in such form as may be reasonably requested by the Lessee.

        15.2 LEASE REMEDIES. The Lessor and the Lessee intend that for commercial law and bankruptcy law purposes, this Lease will be treated as a financing arrangement, as set forth in SECTION 2.3 of the Participation Agreement. The Lessor shall be entitled to all rights and remedies accorded a secured party under Applicable Law. If, as a result of any applicable state law that cannot be waived, this Lease is deemed to be a lease of the Leased Equipment, rather than a financing arrangement, and the Lessor is unable to enforce the remedies set forth in SECTION 15.1, the following remedies shall be available to the Lessor, subject in each case as applicable to SECTION 15.4 and subject further, in each case, to the ComEd Consent:

               (a) if a Lease Event of Default shall have occurred and be continuing, the Lessor may, in addition to the other rights and remedies provided for in this SECTION 15.2, (i) terminate the Lease by giving the Lessee ten (10) Business Days written notice of such termination and
        (ii) declare the entire balance of Rent to be due and payable together with accrued unpaid Rent and any other amounts payable under the Basic Documents,

               (b) if a Lease Event of Default shall have occurred and be continuing, the Lessee shall, upon the Lessor's written demand, surrender to the Lessor possession of the Leased Equipment and the Lessee shall quit the same. The Lessor may act to repossess the Leased Equipment by such means as are available at Law or in equity. The Lessor shall have no liability by reason of any such repossession performed in accordance with Applicable Law, except as specifically set forth in
        SECTION 10.2,

               (c) if a Lease Event of Default shall have occurred and be continuing, the Lessor may sell all or any part of the Leased Equipment at public or private sale, as the Lessor may determine,

               (d) if a Lease Event of Default shall have occurred and be continuing, the Lessor may relet all, or any portion, of the Leased Equipment, for the account of the Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions and for such purposes as the Lessor may determine. The Lessor may collect, receive and retain the rents resulting from such reletting and the amount of such rents shall be applied to the Lessee's obligations hereunder. If the amount of such rents during any period are less than the Rent to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Rent Payment Date, and

               (e) the Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof, to recover damages for the breach hereof.

        15.3 LESSOR'S RIGHT TO PERFORM OBLIGATIONS. If the Lessee fails to perform any of its obligations contained herein, and a Lease Event of Default has occurred and is continuing, the Lessor may (but shall not be obligated to) perform such obligation, and the fees and expenses incurred by the Lessor in connection with such performance together with interest thereon shall be payable by the Lessee upon demand. Interest on fees and expenses so incurred by the Lessor shall accrue as provided in SECTION 4.1(b) from the date such expense is incurred until paid in full.

        15.4 LIMITATION ON LIABILITY FOR RENT. Notwithstanding any provisions to the contrary contained in this Lease, claims against the Lessee for Rent due on any Rent Payment Date shall be limited as set forth in SECTION 7.2 of the Participation Agreement; PROVIDED that the Guarantor shall be liable under the Guaranty for all amounts owing by the Lessee hereunder, other than in connection with the Lessee's obligations pursuant to SECTION 6.7 of the Participation Agreement.

        15.5 ASSUMPTION OPTION. Whenever the Lessee shall be liable for the payment of Termination Value hereunder, in lieu of making such payment, the Lessee shall have the option to assume all of the Lessor's obligations under the Tranche A Notes and repay the Tranche B Notes and Certificates (the "ASSUMPTION OPTION").

SECTION 16. ASSIGNMENT OF LEASE.

        All or any of the right, title or interest and obligations of the Lessor in and to this Lease and the rights, benefits, advantages and obligations of the Lessor hereunder, including the rights to receive payment of Rent or any other payment hereunder, and the rights, titles and interests in and to the Leased Equipment, may be assigned or transferred by the Lessor only in accordance with the provisions set forth in the Participation Agreement. The Lessee may not assign any of its rights and obligations under this Lease except pursuant to a sublease in accordance with the terms and conditions of SECTION 9.

SECTION 17. OWNERSHIP AND GRANT OF SECURITY INTEREST.

        Record title to the Leased Equipment is held by the Lessor as collateral security for the obligations of the Lessee under the Basic Documents. As collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Lessee's Obligations to the Lessor under the Lease and each of the other Basic Documents (the "LESSEE SECURED OBLIGATIONS"), the Lessee hereby assigns, transfers, sets over and conveys to the Lessor, a continuing security interest of first priority in all of the Lessee's right, title and interest in, to and under all the following described property, whether now owned or held or hereafter acquired and whether now existing or hereafter coming into existence and wherever located: all estate, right, title and interest of the Lessee in, to and under the Leased Equipment and all replacements thereof and substitutions therefor, including all Required Improvements and non-Severable Improvements.

SECTION 18. MISCELLANEOUS.

        18.1 APPLICABLE LAW. THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        18.2 QUIET ENJOYMENT. So long as no Lease Event of Default shall have occurred and be continuing, the Lessee shall peaceably and quietly have, hold and enjoy the Leased Equipment for the Lease Term or Renewal Lease Term, as applicable, free of any claim or other action by the Lessor or anyone rightfully claiming by, through or under the Lessor. Such right of quiet enjoyment is independent of, and shall not affect the rights of the Lessor (or anyone claiming by, through or under the Lessor) otherwise to initiate legal action to enforce, the obligations of the Lessee under this Lease.

        18.3 NOTICES. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered in accordance with SECTION 21.5 of the Participation Agreement.

        18.4 COUNTERPARTS. This Lease has been executed in several counterparts. One counterpart has been prominently marked "the Lessor's Copy" and the other counterparts have been prominently marked "the Lessee's Copy" or "Copy." Only the counterpart marked "the Lessor's Copy" shall evidence a monetary obligation of the Lessee or shall be deemed to be an original or to be chattel paper for purposes of the UCC, and such copy shall be held by the Lessor.

        18.5 SEVERABILITY. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under Applicable Law; but if any provision of this Lease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

        18.6 SUCCESSORS AND ASSIGNS. This Lease shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        18.7 THIRD-PARTY BENEFICIARIES. Except as expressly provided herein, none of the provisions of this Lease is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns; PROVIDED THAT each of the Lessor and the Lessee agrees that the Investors shall benefit from all of the provisions of this Lease applicable to them.

        18.8 JURY TRIAL. EACH OF THE LESSEE AND THE LESSOR WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS LEASE OR ANY OTHER BASIC DOCUMENT OR UNDER ANY AMENDMENT, INSTRU-

MENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS LEASE OR ANY OTHER BASIC DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        18.9 HEADINGS; TABLE OF CONTENTS. Section headings and the table of contents used in this Lease (including the Schedules, Exhibits and Annexes hereto) are for convenience of reference only and shall not affect the construction of this Lease.

        18.10 SCHEDULES AND EXHIBITS. The Schedules and Exhibits hereto, along with all attachments referenced in any of such items, are incorporated herein by reference and made a part hereof.

        18.11 NO JOINT VENTURE. Any intention to create a joint venture or partnership relation between the Lessor and the Lessee is hereby expressly disclaimed.

        18.12 REFERENCES TO SECTIONS, EXHIBITS AND SCHEDULES. Any reference to a section, exhibit or schedule in this Agreement shall be to a section, exhibit or schedule of this Agreement unless otherwise specified.

        18.13 LIMITATIONS OF LIABILITY OF TRUSTEE. It is expressly understood and agreed by the parties hereto that this Lease is executed by Wilmington Trust Company, not individually or personally, but solely as Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Trustee, that each and all of the representations, undertakings and agreements herein made on the part of the Trustee or the Lessor are intended not as personal representations, undertakings and agreements by Wilmington Trust Company, or for the purpose or with the intention of binding Wilmington Trust Company, personally, but are made and intended for the purpose of binding only the Trust Estate, that nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of Wilmington Trust Company, to perform any covenant either express or implied contained herein or in the other Basic Documents to which the Trustee or the Lessor is a party, and that so far as Wilmington Trust Company is concerned, any Person shall look solely to the Trust Estate for the performance of any obligation hereunder or thereunder or under any of the instruments referred to herein or therein;

PROVIDED, that nothing contained in this SECTION shall be construed to limit in scope or substance any general corporate liability of Wilmington Trust Company as expressly provided in the Trust Agreement or in the Participation Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this LEASE AGREEMENT as of the day and year first above written.


                             MIDWEST GENERATION, LLC


                               /s/ John P. Finneran, Jr.
                             ---------------------------
                             Name: John P. Finneran, Jr.
                             Title:  Vice President


                             EME/CDL TRUST


                             By: Wilmington Trust Company, not in its
                                 individual capacity, but solely as Trustee

                              /s/ Kathleen A. Pedelini
                             ----------------------------
                             Name:   Kathleen A. Pedelini
                             Title:  Administrative Account Manager

                                                                      SCHEDULE 1
                                                                          TO
                                                                      THE LEASE

                       DESCRIPTION OF THE LEASED EQUIPMENT

                                   [to come]

                                                                      SCHEDULE 2
                                                                        TO
                                                                       THE LEASE

                                    INSURANCE

               (a) Lessee shall maintain, or cause to be maintained, with financially sound and reputable insurance companies, insurance for such amounts against such risks, loss, damage and liability as are customarily insured against by other enterprises of like size and type as that of the Leased Equipment, subject to the availability of such coverage on commercially reasonable terms, all on terms and conditions which are in accordance with Prudent Industry Practice and shall include business interruption insurance with a deductible not to exceed 60 days and a tenor no shorter than one year;

               (b) All such policies of casualty, third party liability and business interruption insurance shall:

                       (i) provide that, with respect to third party liability
               insurance, the Lessor, the Noteholders and the Investors shall be named as additional insureds;

                       (ii) provide that (A) no cancellation or termination of
               such insurance and (B) no reduction in the limits of liability of such insurance shall be effective until 30 days after written notice is given by the insurers to the Agent of such cancellation, termination, reduction or change;

                       (iii) waive all claims for insurance premiums or
               commissions or additional premiums or assessments against the Lessor, the Noteholders and the Investors; and

                       (iv) waive any right of the insurers to setoff or
               counterclaim or to make any other deductions, whether by way of attachment or otherwise, as against the Lessor, the Noteholders and the Investors.

                                                                     SCHEDULE 3
                                                                        TO
                                                                     THE LEASE



              TERMINATION VALUE                             TERMINATION DATE


                                   [to come]

                                                                     SCHEDULE 4
                                                                        TO
                                                                     THE LEASE


                          CATEGORIES OF LEASED EQUIPMENT

      Category           Lessee Purchase            Investor                Maximum
      --------
                           Fixed Price          Purchase Price        Deficiency Amount
                         ---------------        --------------        -----------------

                                   [to come]